SUB-ITEM 77Q3

AIM EUROPEAN GROWTH FUND

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U, AND 74V.

FOR PERIOD ENDING 10/31/2008
FILE NUMBER 811-6463
SERIES NO.: 10


72DD 1 Total income dividends for which record date passed during the period.
       (000's Omitted)
       Class A                                                     $ 12,863
     2 Dividends for a second class of open-end company shares (000's Omitted)
       Class B                                                      $ 1,030
       Class C                                                      $ 1,081
       Class R                                                        $ 258
       Investor Class                                               $ 4,390


73A.   Payments per share outstanding during the entire current period:
       (form nnn.nnnn)
     1 Dividends from net investment income
       Class A                                                       0.5803
     2 Dividends for a second class of open-end company shares (form nnn.nnnn)
       Class B                                                       0.2734
       Class C                                                       0.2734
       Class R                                                       0.4870
       Investor Class                                                0.5803


74U. 1 Number of shares outstanding (000's Omitted)
       Class A                                                       18,660
     2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
       Class B                                                        2,247
       Class C                                                        3,051
       Class R                                                          618
       Class Y                                                          226
       Investor Class                                                 6,799


74V. 1 Net asset value per share (to nearest cent)
       Class A                                                      $ 22.86
     2 Net asset value per share of a second class of open-end company shares
       (to nearest cent)
       Class B                                                      $ 21.37
       Class C                                                      $ 21.39
       Class R                                                      $ 22.70
       Class Y                                                      $ 22.87
       Investor Class                                               $ 22.83